SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                  January 27, 2005
(Date of earliest event reported)                               January 27, 2005


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


         0-22208                                        42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)

             3551 Seventh Street, Suite 204, Moline, Illinois 61265
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (309) 736-3580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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

Item 1.01   Entry into a Material Definitive Agreement

Director Compensation

On January 27, 2005, the Company's board of directors approved the following compensation for serving on the board of the Company and its subsidiaries in 2005:

  Company Directors
  Quarterly Retainer                                                      $2,500
  Additional Quarterly Retainer    - Audit Committee Chairman             $1,500
                                   - Executive Committee Chairman         $1,500
                                   - Compensation Committee Chairman      $  250
                                   - Technology Committee Chairman        $  250

  Attendance at Board Meeting                                             $  200
  Attendance at Audit Committee Meetings                                  $  400
  Attendance at all other Committee Meetings                              $  300

  Quad City Bank & Trust Directors
  Quarterly Retainer                                                      $1,600
  Additional Quarterly Retainer    - Loan Committee Chairman              $  500
                                   - Trust Committee Chairman             $  250
                                   - ALM Committee Chairman               $  250
                                   - Board Affairs Committee Chairman     $  250

  Attendance at Board Meeting                                             $  100
  Attendance at Committee Meetings                                        $  250

  Cedar Rapids Bank & Trust Directors
  Quarterly Retainer                                                      $1,600
  Additional Quarterly Retainer    - Loan Committee Chairman              $  500
                                   - Trust Committee Chairman             $  250
                                   - ALM Committee Chairman               $  250

  Attendance at Board Meeting                                             $  100
  Attendance at Committee Meetings                                        $  250

  Rockford Bank & Trust Directors
  Attendance at board meeting                                             $  500
  Quarterly Retainer               - Loan Committee Chairman              $  500
                                   - Trust Committee Chairman             $  250
                                   - ALM Committee Chairman               $  250

  Attendance at Committee Meetings                                        $  250

There are no fees payable to directors who are also employees of either the Company or one of its subsidiaries.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   QCR HOLDINGS, INC.


Dated:  January 27,  2005                          By:  /s/ Douglas M. Hultquist
                                                            --------------------
                                                            Douglas M. Hultquist
                                                            President


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